Exhibit 99.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

     This Fourth Amendment to Credit Agreement (the “Amendment”) is made as of December 28, 2004, by and among CERNER CORPORATION, a Delaware corporation (the “Borrower”); U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Administrative Agent, Lead Arranger, Swingline Lender, Issuing Bank and a Bank; LASALLE BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as Documentation Agent and a Bank; COMMERCE BANK, N.A., a national banking association, in its capacity as a Bank; and UMB BANK, N.A., a national banking association, in its capacity as a Bank. Capitalized terms used and not defined hereunder have the meanings given to them in the Credit Agreement referred to below.

Preliminary Statements

     (a) The Borrower and the Bank Parties are parties to a Credit Agreement dated as of May 31, 2002, as amended by a First Amendment to Credit Agreement dated as of July 22, 2002, a Second Amendment to Credit Agreement dated as of April 30, 2003, and a Third Amendment to Credit Agreement dated as of September 1, 2004 (as so amended, the “Credit Agreement”).

     (b) The Borrower has requested that the timing requirements for when a newly formed or acquired Subsidiary is required to become a party to the Subsidiary Guaranty be modified in certain respects. The Borrower has also requested that the Bank Parties consent to certain transactions entered into or proposed to be entered into by the Borrower and certain of its Subsidiaries. The Bank Parties are willing to agree to the foregoing requests, subject, however, to the terms, conditions and agreements set forth below.

     NOW, THEREFORE, the parties agree as follows:

          1. Definitions. Section 1.1 of the Credit Agreement is amended to add the following defined terms:

               “Fourth Amendment” shall mean the Fourth Amendment to Credit Agreement, dated as of December 28, 2004, among the Borrower and the Bank Parties.

               “Fourth Amendment Closing Date” shall mean December 28, 2004.

          2. New Guarantor Subsidiaries. Section 6.9(b) of the Credit Agreement is deleted and is replaced by the following:

               (b) If a Person (other than a Foreign Subsidiary) becomes a Subsidiary of the Borrower after the Closing Date, such Person shall become a party to the Subsidiary Guaranty. The following rules determine when such a Person must become a party to the Subsidiary Guaranty:

                    (1) if a Default or Event of Default exists at the time the Person becomes a Subsidiary of the Borrower, the Person must become a party to the Subsidiary Guaranty within five Business Days after becoming a Subsidiary of the Borrower;

                    (2) if a Default or Event of Default occurs after the Person becomes a Subsidiary of the Borrower but before the Person becomes a party to the Subsidiary Guaranty, the Person must become a party to the Subsidiary Guaranty within five Business Days after the occurrence of such Default or Event of Default;

                    (3) in all other cases, the Person (and all other Subsidiaries of the Borrower, excluding Foreign Subsidiaries, who are not parties to the Subsidiary Guaranty) must become a party to the Subsidiary Guaranty upon the earlier to occur of:

                              (A) when the aggregate amount of consideration paid (including, without limitation, Indebtedness assumed or guaranteed and the value of any stock or other securities issued) by the Borrower and/or its Subsidiaries for the Person – and for any other Persons (excluding Foreign Subsidiaries) who have became Subsidiaries of the Borrower since the Fourth Amendment Closing Date and who have not become parties to the Subsidiary Guaranty – exceeds the Threshold Amount; or

                              (B) when the book value of the assets of such Person, and those of any other Persons (excluding Foreign Subsidiaries) who have became Subsidiaries of the Borrower since the Fourth Amendment Closing Date and who have not become parties to the Subsidiary Guaranty, exceeds the Threshold Amount.

          The parties agree that the Borrower, or a Subsidiary of the Borrower, may, after the Fourth Amendment Closing Date, create a Subsidiary and transfer assets to such Subsidiary (to the extent such asset transfer is permitted under Section 6.10(e) hereof), and that such Subsidiary need not become a party to the Subsidiary Guaranty until such time as provided in this Section 6.9(b).

          For purposes hereof, “Threshold Amount” means, initially, the lesser of (i) 5% of the Consolidated Net Worth of the Borrower and its Consolidated Subsidiaries as of December 31, 2004, or (ii) 5% of the Consolidated Net Worth of the Borrower and its Consolidated Subsidiaries as of the last day of any fiscal quarter thereafter. If the aggregate amount of consideration paid by the Borrower and/or its Subsidiaries for any Subsidiaries of the Borrower created or acquired after the Fourth Amendment Closing Date exceeds the then-existing Threshold Amount – or if the book value of the assets of all Persons

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referred to in subparagraph (B) immediately above who become Subsidiaries of the Borrower after the Fourth Amendment Closing Date exceeds the then-existing Threshold Amount – and the Borrower causes all such Subsidiaries to become parties to the Subsidiary Guaranty, the Threshold Amount shall be reset to an amount equal to the lesser of (i) 5% of the Consolidated Net Worth of the Borrower and its Consolidated Subsidiaries as of the last day of the then most recently-ended fiscal quarter, or (ii) 5% of the Consolidated Net Worth of the Borrower and its Consolidated Subsidiaries as of the last day of any fiscal quarter thereafter.

          Contemporaneously with a Subsidiary becoming a party to the Subsidiary Guaranty, the Borrower shall cause such Subsidiary to furnish such certificates and other documentation as the Administrative Agent may require, including, without limitation, favorable opinions of counsel to such Subsidiary (which opinions shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation necessary to cause such Subsidiary to become a party to the Subsidiary Guaranty).

     3. Subsidiary Guarantors. The Borrower represents and warrants to the Bank Parties that each Subsidiary of the Borrower (other than any Foreign Subsidiary) in existence on the date of this Amendment is a party to the Subsidiary Guaranty.

     4. Conforming Amendment; Transfer of Assets to Newly-Formed Subsidiary. Subpart (e) of Section 6.10 of the Credit Agreement is amended to read as follows:

(e)	any transfer of assets (1) by any Guarantor Subsidiary to the Borrower, or (2) by the Borrower to any Guarantor Subsidiary or by any Guarantor Subsidiary to any other Guarantor Subsidiary, or (3) by the Borrower or any Guarantor Subsidiary to any Subsidiary of the Borrower (other than a Foreign Subsidiary) formed after the Fourth Amendment Closing Date and who is not then in default of its obligation to become a Guarantor Subsidiary pursuant to Section 6.9(b) hereof, provided that, in the case of a transfer to a Guarantor Subsidiary or any such newly-formed Subsidiary, (A) no Default or Event of Default then exists or would result therefrom, and (B) if the transfer of assets would cause the aggregate amount of all assets transferred to any of the Guarantor Subsidiaries (and/or to any such newly-formed Subsidiaries) during such fiscal quarter to exceed 5% of Consolidated Total Assets, the Borrower gives the Administrative Agent written notice of the nature and specifics of such transfer (and all prior transfers during such fiscal quarter) not more than five Business Days after the date of such transfer.

     5. Consent to Transactions. The Borrower has advised the Bank Parties that the Borrower and/or its Subsidiaries indicated below (a) have entered into the transactions described in subparagraph (i) below, and (b) subject to the Borrower obtaining the consents and waivers set forth in this Amendment, intend to enter into the transactions described in subparagraph (ii) below on or before March 31, 2005 (collectively, the “Transactions”):

Fourth Amendment to Credit Agreement — Page 3

(i)	The Borrower has caused the corporate existence of Cerner Radiology Information Systems, Inc., a Texas corporation, to be dissolved and, in connection therewith, has caused all of its assets, if any, to be distributed to the Borrower; and

(ii)	Cerner Physician Practice, Inc., a wholly-owned Subsidiary of the Borrower (“CPP”), will acquire certain assets of VitalWorks Inc., a Delaware corporation, for a cash purchase price (together with Indebtedness assumed or guaranteed by the Borrower and/or CPP) not to exceed $110,000,000 in the aggregate (the “VitalWorks Transaction”).

The Bank Parties hereby consent to the Transactions and waive any Default or Event of Default that may arise or exist under the Credit Agreement or any of the other Credit Documents solely as a result of the Borrower and/or any of its Subsidiaries identified above having entered into or entering into, as the case may be, any of the Transactions. Insofar as the VitalWorks Transaction is concerned, the foregoing consent and waiver is subject to the condition subsequent that the VitalWorks Transaction is consummated in all material respects by March 31, 2005. Nothing herein shall be deemed to waive or modify the Borrower’s obligation to comply with the financial covenants contained in Sections 6.5, 6.6, 6.7 and 6.8 of the Credit Agreement.

     6. Updated Subsidiary Schedule.

          (a) Section 5.12. Section 5.12 of the Credit Agreement is deleted and is replaced by the following:

                    5.12. Subsidiaries. Each of the Subsidiaries listed on Schedule 5.12 hereto (other than the Foreign Subsidiaries) is a Wholly-Owned Subsidiary of the Borrower, and the Borrower owns and has good title to (free and clear of all Liens), and has the unencumbered right to vote all the outstanding shares of capital stock of each such Subsidiary. Except as shown on Schedule 5.12, each of the Foreign Subsidiaries is a Wholly-Owned Subsidiary of Cerner International, Inc., which owns and has good title to (free and clear of all Liens), and has the unencumbered right to vote all the outstanding shares of capital stock of each such Foreign Subsidiary. As of the date of the Fourth Amendment, the Borrower has only the Subsidiaries listed on Schedule 5.12 hereto.

          (b) New Schedule. Schedule 5.12 to the Credit Agreement is deleted and is replaced by Schedule 5.12 to this Amendment.

     7. Missouri Statutory Provision. Section 9.13 of the Credit Agreement is deleted and is replaced by the following:

               9.13 Mo. Rev. Stat. § 432.047 Statement. The following statement is given pursuant to Mo. Rev. Stat. § 432.047: “Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the

Fourth Amendment to Credit Agreement — Page 4

legal theory upon which it is based that is in any way related to the credit agreement. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.”

     8. Conditions Precedent to Amendment. Notwithstanding anything in this Amendment to the contrary, unless and to the extent the Administrative Agent waives the benefits of this sentence by giving written notice thereof to the Borrower, none of the Bank Parties shall have any duties under this Amendment, nor shall any waivers, releases or other concessions, if any, made or given by any of the Bank Parties under this Amendment be effective, in each case until the Administrative Agent has received fully executed originals of each of the following, each in form and substance satisfactory to the Administrative Agent:

          (a) Amendment. This Amendment; and

          (b) Other. Such other documents as the Administrative Agent may reasonably request in connection with the transactions contemplated hereby.

     9. Representations and Warranties. The Borrower represents and warrants to the Bank Parties as follows: (a) it is a duly organized and validly existing corporation and has full corporate power and authority to enter into this Amendment and any documents or transactions contemplated hereby and to pay and perform its obligations in respect of each of the foregoing; (b) the execution, delivery and performance by the Borrower of this Amendment and any documents contemplated hereby or any transactions contemplated hereby do not violate or conflict with, or require any consent under (except for any consents that have already been obtained and remain in effect), (i) the Borrower’s certificate of incorporation, by-laws, or any other agreement or document relating to the Borrower’s existence or authority to act, (ii) any agreement or instrument to which the Borrower is a party or by which the Borrower or any of its properties is bound, (iii) any court order, judicial proceeding or any administrative or arbitral order or decree, or (iv) any applicable law, rule or regulation; and (c) no authorization, approval or consent of or by, and no notice to or filing or registration with, any governmental authority or any other Person (except for any such authorization, approval, consent, notice, filing or registration which has already been obtained, given or made, as the case may be, and which remains in effect) is necessary for the Borrower to enter into this Amendment or any document contemplated hereby or any transaction contemplated hereby or to perform its obligations with respect to each of the foregoing.

     10. Reaffirmation of Credit Documents. The Borrower reaffirms its obligations under the Credit Agreement and the other Credit Documents to which it is a party or by which it is bound, and represents, warrants and covenants to the Bank Parties, as a material inducement to the Bank Parties to enter into this Amendment and the transactions contemplated hereby, that (a) the Borrower has no (and, in any event, hereby waives any) defense, claim or right of setoff in respect of the Credit Agreement, any of the other Credit Documents or the actions or inactions of any of the Bank Parties; and (b) all representations and warranties made by the Borrower in the Credit Agreement and the other Credit Documents are true and complete on the date hereof as if made on the date hereof, except for any such representations or warranties which specifically and expressly relate to an earlier date, which representations and warranties were true and complete as of such earlier date.

     11. No Other Amendments. Except as amended hereby, the Credit Agreement and the other Credit Documents shall remain in full force and effect and be binding on the Borrower in accordance with their respective terms.

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     12. Counterparts; Fax Signatures. This Amendment and any document contemplated hereby may be executed in one or more counterparts and by different parties thereto, all of which counterparts, when taken together, shall constitute but one agreement. This Amendment and any document contemplated hereby may be executed and delivered by facsimile or other electronic transmission, and any such execution or delivery shall be fully effective as if executed and delivered in person.

     13. Legal Fees. The Borrower shall pay the reasonable legal fees and expenses incurred by the Administrative Agent in connection with the preparation and closing of this Amendment and any other documents referred to herein and the consummation of any transactions referred to herein.

     14. Mo.Rev.Stat. § 432.047 Required Notice. The following statement is given pursuant to Mo.Rev.Stat. § 432.047: “Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable, regardless of the legal theory upon which it is based that is in any way related to the credit agreement. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.” All other Credit Documents are incorporated into this Amendment; provided, however, that, to the extent of any direct conflict between the terms and conditions of the other Credit Documents and this Amendment, the terms and conditions of this Amendment shall prevail and govern.

     15. Governing Law. This Amendment shall be governed by the laws of the State of Missouri without regard to any choice of law rule thereof giving effect to the laws of any other jurisdiction.

[signature page(s) to follow]

Fourth Amendment to Credit Agreement — Page 6

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

CERNER CORPORATION		COMMERCE BANK, N.A., as a Bank

By:	/s/ Marc G. Naughton	By:	/s/ Pamela T. Hill
	Name: Marc G. Naughton		Name: Pamela T. Hill
	Title: CFO/Senior Vice President		Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent, Lead Arranger, Issuing Bank, Swingline Lender and a Bank		UMB BANK, NA., as a Bank

By:	/s/ Kelvin S Liebelt	By:	/s/ Robert P. Elbert
	Name: Kelvin S. Liebelt		Name: Robert P. Elbert
	Title: Vice President		Title: Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent and a Bank

By:	/s/ Robert Holmes
Name: Robert Holmes
Title: Sr. Vice President and Division
Head

[Consent of Guarantors to follow]

Fourth Amendment to Credit Agreement – Signature Page

Consent of Guarantors

     Reference is made to the Guaranty dated as of May 31, 2002, in favor of the Administrative Agent, on behalf of the Banks, the Swingline Lender and the Issuing Bank, to which the undersigned (each a “Guarantor”) are parties, either as an original signatory thereto or pursuant to any subsequent assumption, joinder or other agreements, and any other guaranty executed by any Guarantor in favor of the Administrative Agent or any other Bank Party relating to any indebtedness of the Borrower under any of the Credit Documents (collectively, with respect to each Guarantor, such Guarantor’s “Guaranty”). Capitalized terms used and not defined in this Consent of Guarantors have the meanings given to them in the Credit Agreement referred to in the above Amendment. To induce the Bank Parties to enter into the above Amendment, each Guarantor: (a) consents to the Borrower and the Bank Parties entering into the above Amendment; (b) agrees that the execution, delivery and performance of the above Amendment and any documents or transactions contemplated thereby shall not discharge, limit or otherwise impair the obligations of such Guarantor under such Guarantor’s Guaranty; (c) agrees that such Guarantor’s Guaranty is and remains in full force and effect and is enforceable against such Guarantor in accordance with its terms; (d) waives any defense, claim or right of setoff such Guarantor may have in respect of such Guarantor’s Guaranty, the Credit Agreement, the other Credit Documents or the actions or inactions of any of the Bank Parties; and (e) agrees that none of the Bank Parties has any duty to give such Guarantor notice of or obtain such Guarantor’s consent to the transactions described in the above Amendment, and that the Bank Parties’ giving of notice to such Guarantor and obtainment of such Guarantor’s consent in this instance shall not impose any similar or other duty upon any of the Bank Parties in any future matter or transaction. This Consent of Guarantors may be validly executed and delivered by fax or other electronic transmission and in multiple counterparts and by different parties thereto.

CERNER PROPERTIES, INC., a Delaware corporation		CERNER INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Marc G. Naughton	By:	/s/ Marc G. Naughton
	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

CERNER MULTUM, INC., a Delaware corporation		CERNER HEALTH CONNECTIONS, INC., a Delaware corporation

By:	/s/ Marc G. Naughton	By:	/s/ Marc G. Naughton
	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

CERNER PHYSICIAN PRACTICE, INC., a Delaware corporation f/k/a Cerner Health Facts, Inc.		CERNER CITATION, INC., a Delaware corporation

By:	/s/ Marc G. Naughton	By:	/s/ Marc G. Naughton
	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

Fourth Amendment to Credit Agreement — Signature Page

CERNER INVESTMENT CORP., a Nevada corporation		CERNER DHT, INC., a Delaware corporation

By:	/s/ Marc G. Naughton	By:	/s/ Marc G. Naughton
	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

CERNER CAMPUS REDEVELOPMENT, CORPORATION, a Missouri corporation		CERNER INNOVATION, INC., a Delaware corporation

By:	/s/ Marc G. Naughton	By:	/s/ Marc G. Naughton
	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

BEYOND NOW TECHNOLOGIES, INC., a Kansas corporation		CERNER PROJECT IMPACT, INC., a Delaware corporation

By:	/s/ Marc G. Naughton	By:	/s/ Marc G. Naughton
	Name: Marc G. Naughton		Name: Marc G. Naughton
	Title: Vice President and Treasurer		Title: Vice President and Treasurer

Fourth Amendment to Credit Agreement – Signature Page

SCHEDULE 5.12

(Existing Subsidiaries)

^	Denotes Subsidiary not wholly-owned by Cerner Corporation or Cerner International, Inc.

*	Denotes Foreign Subsidiary

1.	BeyondNow Technologies, Inc., a Kansas corporation

2.	*Cerner Belgium, Inc., a Delaware corporation

3.	Cerner Campus Redevelopment Corporation, a Missouri corporation

4.	*Cerner Canada Limited, a Delaware corporation

5.	Cerner Citation, Inc., a Delaware corporation

6.	Cerner DHT, Inc., a Delaware corporation

7.	Cerner Health Connections, Inc., a Delaware corporation

8.	Cerner Physician Practice, Inc., a Delaware corporation (f/k/a Cerner Health Facts, Inc.)

9.	Cerner Innovation, Inc., a Delaware corporation (IP subsidiary)

10.	Cerner International, Inc., a Delaware corporation, has the following Subsidiaries:

•	^*Cerner Healthcare Solutions Private Limited, a corporation organized under the laws of India (Cerner International, Inc. owns 100 equity shares of Rs. 10 each and Cerner Innovation, Inc. owns 9,900 equity shares of Rs. 10 each)

•	*Cerner Iberia, S.L., a corporation organized under the laws of Spain

•	*Cerner Middle East FZ-LLC, a free zone limited liability company duly organized and existing under the laws and regulations of the Dubai Internet City Free Zone, Emirate of Dubai, United Arab Emirates (the “FZ-LLC”)[1]

•	*Cerner, SAS, a corporation organized under the laws of France[1]

•	*Cerner Singapore Limited, a Delaware corporation

•	*Cerner Corporation PTY Limited, a corporation organized under the laws of Australia

•	*Cerner Limited, a corporation organized under the laws of the United Kingdom

•	^*Cerner Arabia Limited, a corporation organized under the laws of Saudi Arabia (Cerner International, Inc. owns 400 shares, and El Seif Development Co. owns 600 shares) (in process of liquidation)

•	*Cerner Deutschland GmbH, a corporation organized under the laws of Germany

Schedule 5.12

•	^*Image Devices, GmbH, a corporation organized under the laws of Germany (a wholly owned subsidiary of Cerner Deutschland GmbH)

11.	Cerner Investment Corp., a Nevada corporation

12.	^*Cerner (Malaysia) SDN BHD, a corporation organized under the laws of Malaysia (Cerner Corporation owns 99,998 shares, the remaining 2 shares are owned by Thomas s/o Mariassosay and Syed Mohd Tahir Bin Dato’ Syed Azman respectively)

•	^* Cerner Integrated Solutions Malaysia Sdn Bhd, a Joint Venture Company organized under the laws of Malaysia (Cerner (Malaysia) Sdn Bhd owns 40% of the shares and Psyorg Link Sdn Bhd owns 60% of the shares)

13.	Cerner Multum, Inc., a Delaware corporation

14.	Cerner Project IMPACT, Inc., a Delaware corporation

15.	Cerner Properties, Inc., a Delaware corporation

[1]	Anticipate incorporation to be complete prior to 12/31/04

Schedule 5.12